UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 16, 2006
Date of Report (date of earliest event reported)

Sigma Designs, Inc.
(Exact name of registrant as specified in its charter)

California	000-15116	94-2848099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1221 California Circle Milpitas, California 95035
(Address of principal executive offices)

(408) 262-9003
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

EXPLANATORY NOTE

Sigma Designs, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed by the Company under Items 2.01, 3.02 and 9.01 on February 23, 2006 (the “Current Report”) to include audited financial statements and unaudited pro forma financial information required by Item 9.01.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

As previously reported, on February 16, 2006, the Company acquired Blue7 Communications, a privately-held California corporation (“Blue7”) under the terms of the Agreement and Plan of Merger dated as of December 13, 2005 by and between The Company, Blue7, Merger Sub, Inc., a California corporation and wholly owned subsidiary of the Company (“Merger Sub”) and, for purposes of Articles IX and XI only, Hung C. Nguyen as the Securityholder Representative, as amended by the Amendment No.1 to Agreement and Plan of Merger dated January 9, 2006 (the “Merger Agreement”). In exchange for all of the outstanding capital stock of Blue7, the Company issued or reserved for issuance an aggregate of 815,034 shares of the Company’s Common Stock at the closing to holders of Blue7 capital stock other than the Company, of which 98,470 shares will be held in escrow to satisfy any obligations of Blue7 to indemnify the Company against any claims made by the Company against Blue7 for any breaches of its representations or warranties contained in or made pursuant to the Merger Agreement and certain other matters set forth in the Merger Agreement. The shares of the Company’s Common Stock were issued pursuant to an exemption under Section 3(a)(10) of the Securities Act of 1933, as amended. An aggregate of 231,164 shares of the 815,034 shares of the Company’s Common Stock issuable under the Merger Agreement are reserved for future issuance upon the exercise of options to purchase Common Stock, which options were assumed by the Company under the terms of the Merger Agreement. Prior to the acquisition, the Company held approximately 16.88% of the outstanding shares of Blue7.

The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, a copy of which is filed herewith as an exhibit and which is incorporated herein by reference.

Item 3.02 - Unregistered Sales of Equity Securities

In connection with the Company’s acquisition of Blue7 and under the terms of the Merger Agreement described in Item 2.01 above, on February 16, 2006, the Company issued or reserved for future issuance an aggregate 815,034 shares of Common Stock, with no par value, to the holders of capital stock of Blue7 other than the Company. These shares were issued pursuant to an exemption under Section 3(a)(10) of the Securities Act of 1933, as amended, and were qualified under the General Corporation Law of the State of California pursuant to section 25121 thereof. A portion of the Company’s shares otherwise issuable under the terms of the Merger Agreement will be reserved for future issuance upon the exercise of options to purchase Common Stock, which options were assumed by the Company under the terms of the Merger Agreement. The options to purchase the Company’s Common Stock will be administered under the terms of the Company’s 2001 Employee Stock Option Plan and shall become exercisable as such options vest over time.

Item 9.01 - Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following audited financial statements of Blue7 as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference:

(i) Report of Independent Registered Public Accounting Firm	F-2
(ii) Balance Sheet as of December 31, 2005 and 2004	F-3
(iii) Statements of Operations for each of the two years in the period ended December 31, 2005	F-4
(iv) Statements of Stockholders’ Equity for each of the two years in the period ended December 31, 2005	F-5
(v) Statements of Cash Flows for each of the two years in the period ended December 31, 2005	F-6
(vi) Notes to Audited Financial Statements	F-7

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(b) Pro Forma Combined Financial Information — Unaudited

The following unaudited pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference

(i) Pro Forma Condensed Combined Financial Information — Unaudited	F-18
(ii) Pro Forma Condensed Combined Balance Sheet as of January 28, 2006 — Unaudited	F-19
(iii) Pro Forma Condensed Combined Statement of Operations for the year ended January 28, 2006 — Unaudited	F-20
(v) Notes to Pro Forma Condensed Combined Financial Statements — Unaudited	F-21

c) Exhibits

The Exhibit Index beginning on page 4 is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA DESIGNS, INC.

By:	/s/ KIT TSUI
Kit Tsui Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

Date: May 9, 2006

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EXHIBIT INDEX

Exhibit Number	Description
2.1*
Agreement and Plan of Merger dated December 13, 2005 by and between Sigma Designs, Inc., Blue Merger Sub, Inc., Blue7 Communications and, for purposes of Articles IX and XI only, Hung C. Nguyen as the Security holder Representative.

The following exhibits and schedules to the Merger Agreement have been omitted. Sigma will furnish copies of the omitted exhibits and schedules to the Commission upon request.

Exhibit A	Form of Support Agreement
Exhibit B-1	Form of Noncompetition and Nonsolicitation Agreement (Founder/Executive)
Exhibit B-2	Form of Noncompetition and Nonsolicitation Agreement (Other Key Employees)
Exhibit C	Agreement of Merger
Exhibit D-1	Opinion of Pillsbury Winthrop Shaw Pittman LLP
Exhibit D-2	Opinion of Squire, Sanders & Dempsey L.L.P.
Exhibit E	Founder Employment Agreement
Exhibit F	Form of Shareholder Certificate
Exhibit G	Form of Company Affiliate Agreement
Exhibit H-1	Form of Founder Vesting Agreement
Exhibit H-2	Form of Executive Vesting Agreement
Exhibit I	Form of Section 83(b) Election
Exhibit J	Form of Lock-Up Agreement
Exhibit K	Form of Escrow Agreement

Schedule 2.1(d)(iii)	Acceleration Agreements
Schedule 4.2(e)(UD)	Updated Capitalization as of the Closing
Schedule 4.7	Unaudited Company Financial Statements
Schedule 4.13	Knowledge
Schedule 7.9(a)(i)	Certain Consultants; Employee Raises; Key Employees
Schedule 7.9(a)(ii)	Option Grants
Schedule 7.15	Company Affiliates

2.2**	Amendment No. 1 to Agreement and Plan of Merger dated January 9, 2006 by and between Sigma Designs, Inc., Blue Merger Sub, Inc., and Blue7 Communications.

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of Blue7 as of December 31, 2005 and 2004 and for each of the two years in the period ended December 31, 2005.

99.2	Unaudited pro forma financial information of the Company after giving effect to the acquisition of Blue7.

* Previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Commission on December 16, 2005.

** Previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Commission on January 12, 2006.

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